FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement is made as of this 29th June, 2010, by and among LEXINGTON REALTY TRUST, a real estate investment trust formed under the laws of the State of Maryland (the “Trust”), LEPERCQ CORPORATE INCOME FUND L.P., a limited partnership formed under the laws of the State of Delaware (“LCIF”), LEPERCQ CORPORATE INCOME FUND II L.P., a limited partnership formed under the laws of the State of Delaware (“LCIFII”) and NET 3 ACQUISITION L.P., a limited partnership formed under the laws of the State of Delaware (“Net 3”; collectively with the Trust, LCIF and LCIFII, the “Borrowers” and each a “Borrower”), KEYBANK NATIONAL ASSOCIATION, as Agent (the “Agent”), and each of the various Lenders party to the Credit Agreement set forth below:

W I T N E S S E T H:

WHEREAS, reference is hereby made to that certain Credit Agreement dated as of February 13, 2009 (the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings provided in the Credit Agreement) entered into by and between the Trust, LCIF, LCIFII and Net 3, as Borrowers, KeyBank National Association, as Agent, and the various Lenders; and

WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend and modify the Credit Agreement as set forth herein.

NOW, THEREFORE, it is agreed by and among the Borrowers, the Agent and the Lenders as follows:

1. Section 2.15(a) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(a)           RESERVED.”

2. Section 2.15(b) of the Credit Agreement is hereby deleted in its entirety and shall be replaced by the following:

“(b)           With the prior consent of the Agent, the Borrowers shall have the right at any time and from time to time during the term of this Agreement to request increases in the amount of the Revolving Facility (provided that after giving effect to any increases in the Revolving Facility pursuant to this Section, the aggregate amount of the Revolving Facility Commitments may not exceed $335,000,000.00) by providing written notice to the Agent, which notice shall be irrevocable once given.  Each such increase in the Revolving Facility must be in an aggregate minimum amount of $10,000,000.00 and must not exceed an aggregate maximum amount of $250,000,000.00.”

3. Effective as of the date hereof, the Revolving Facility Amount is hereby increased to One Hundred Seventy Five Million Dollars ($175,000,000.00).

4. By its execution below, TD Bank, N.A. hereby (a) issues its Revolving Loan Commitment to the Borrower in the amount of $25,000,000.00, (b) agrees to become a Revolving Lender under the Credit Agreement, and (c) acknowledges that it shall have all of the rights and remedies and be subject to all of the obligations of a Revolving Lender under the Credit Agreement.

5. The Borrowers represent and warrant to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Borrower and each other Loan Party contained in the Loan Agreement or any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties (i) relate solely to an earlier date (in which case such representation and warranties shall have been true and correct in all material respects on and as of such earlier date) and (ii) have been modified to reflect events occurring after the date of the Loan Agreement, as same have been disclosed publicly or  in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents, and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

6. Each Borrower represents and warrants as follows:

(a)	It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)	This Amendment has been duly executed and delivered by each Borrower and constitutes the Borrower’s legal, valid and binding obligations, enforceable in accordance with its terms.

(c)
No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by each Borrower of this Amendment

7. Except as expressly amended hereby, the remaining terms and conditions of the Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as amended by this Amendment.  It is intended that this Amendment, which may be executed in multiple counterparts, shall be governed by and construed in accordance with the laws of the State of New York.

8. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

9. For the purpose of facilitating the execution of this Amendment as herein provided and for other purposes, this Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.  Facsimile signatures shall have the same legal effect as originals

IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement under seal as of the date first written above.

LEXINGTON REALTY TRUST By: _/s/ Joseph S. Bonventre_______________ Name: Joseph Bonventre Title: Executive Vice President

LEPERCQ CORPORATE INCOME FUND L.P.
LEPERCQ CORPORATE INCOME FUND II L.P.
NET 3 ACQUISITION L.P.

Each By:  LEX GP-1 Trust, its sole general partner

By:            _/s/ Joseph S. Bonventre_________
Name:       Joseph Bonventre
Title:         Vice President

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KEYBANK NATIONAL ASSOCIATION, as Agent, as a Lender By: /s/ Jane E. McGrath Name: Jane E. McGrath Title: Vice President

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LENDER:
NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH By: /s/ Joseph Bassil Name: Joseph Bassil Title: Managing Director By: /s/ Dirk Ziemer Name: Dirk Ziemer Title: Senior Director

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LENDER:
SUMITOMO MITSUI BANKING CORPORATION By: /s/ William G. Karl Name: William G. Karl Title: General Manager

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LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Matt Ricketts Name: Matt Ricketts Title: Vice President

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LENDER:
BRANCH BANKING AND TRUST COMPANY By: /s/ Ahaz Armstrong Name: Ahaz Armstrong Title: Assistant Vice President

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LENDER:
RBS CITIZENS, N.A. D/B/A CHARTER ONE By: /s/ Erin L. Mahon Name: Erin L. Mahon Title: Assistant Vice President

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LENDER:
U.S. BANK NATIONAL ASSOCIATION By: /s/ Michael E. Hussey Name: Michael E. Hussey Title: Senior Vice President

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LENDER:
BANK OF AMERICA, N.A. By: /s/ Kurt Mathison Name: Kurt Mathison Title: Vice President

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LENDER:
TD BANK, N.A. By: /s/ Brian S. Welch Name: Brian S. Welch Title: Vice President

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